                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                               (Amendment No ____)

 Filed by the Registrant [X]

 Filed by a Party other than the Registrant [  ]

 Check the appropriate box:

 [ ]   Preliminary Proxy Statement

 [ ]   Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))

 [X]     Definitive Proxy Statement

 [ ]   Definitive Additional Materials

 [ ]   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12



                              NuTECH DIGITAL, INC.
                              --------------------

               Name of the Registrant as Specified In Its Charter



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



 Payment of Filing Fee (Check the appropriate box):

 [X] No fee required.

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: Not applicable

     (2) Aggregate number of securities to which transaction applies: Not applicable

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable

     (4)  Proposed maximum aggregate value of transaction: Not applicable

     (5)  Total fee paid: Not applicable

 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          Amount Previously Paid: Not applicable

          Form, Schedule or Registration Statement No.: Not applicable

          Filing Party: Not applicable

          Date Filed: Not applicable

                              NUTECH DIGITAL, INC.
                               7900 Gloria Avenue
                           Van Nuys, California 91406


June 3, 2003


To Our Stockholders

     You are cordially invited to attend the Annual Meeting of Stockholders of NuTech Digital, Inc. (the "Company"). The Annual Meeting will be held on July 11, 2003 at 11:00 a.m. at the Company's executive offices, located at 7900 Gloria Avenue, Van Nuys, California 91406.

     The actions we expect to take at the Annual Meeting are described in detail in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. Also included with this letter is the Company's Annual Report.

     Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. If you are a record holder of the Company's Common Stock on May 30, 2003, you are eligible to vote with respect to these matters, either personally at the meeting or by proxy. It is important that your shares be voted, whether or not you plan to attend the meeting, to ensure the presence of a quorum. Therefore, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope. Returning the proxy does NOT deprive you of your right to attend the meeting and vote your shares in person for the matters acted upon at the meeting.

     We look forward to seeing you at the Annual Meeting.


                                        Sincerely,


                                        /s/ Lee Kasper
                                        Lee Kasper
                                        President and Chairman of the Board

                              NUTECH DIGITAL, INC.
                               7900 Gloria Avenue
                           Van Nuys, California 91406

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

     The Annual Meeting of Stockholders of NuTech Digital, Inc. will be held on Friday, July 11, 2003, at 11:00 a.m., at 7900 Gloria Avenue, Van Nuys, California 91406 for the following purposes:

          (1) To elect the following directors:

                           Lee Kasper
                           Joseph Giarmo
                           Yegia Eli Aramyan
                           Jay S. Hergott

          (2) To ratify the appointment of Farber & Hass LLP as the independent auditors for 2003; and

          (3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Stockholders of record at the close of business on May 30, 2003 will be entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof.

     All stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important. Please fill in, date, sign and return the enclosed proxy in the return envelope as promptly as possible, whether or not you plan to attend the Annual Meeting. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented. If you return your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the attached Proxy Statement.

                                            By Order of the Board of Directors


                                            /s/ Joseph Giarmo
                                            Joseph Giarmo
                                            Secretary

Van Nuys, California
June 3, 2003

                              NUTECH DIGITAL, INC.
                               7900 Gloria Avenue
                           Van Nuys, California 91406
                           --------------------------

                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held July 11, 2003

                           --------------------------

                                VOTING AND PROXY

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of NuTech Digital, Inc., a California corporation (referred to as the "Company", "we", "our" or "us") for use at our Annual Meeting of Stockholders to be held at 7900 Gloria Avenue, Van Nuys, California 91406 on Friday, July 11, 2003, at 11:00 a.m. local time, and at any meeting following adjournment thereof. The Notice of Annual Meeting, this Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about June 13, 2003.

REVOCABILITY OF PROXY AND VOTING OF SHARES

     Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked by filing an instrument of revocation or a duly executed proxy bearing a later date with the Company's Secretary at our principal executive offices located at 7900 Gloria Avenue, Van Nuys, California 91406. The proxy may also be revoked by attending the meeting and voting in person. If it is not revoked, the proxy will be voted at the meeting in accordance with the stockholder's instructions indicated on the proxy card. IF NO INSTRUCTIONS ARE INDICATED, THE PROXY WILL BE VOTED FOR THE APPROVAL OF THE TWO PROPOSALS, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY BE PROPERLY BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

RECORD DATE, VOTING RIGHTS AND OUTSTANDING SHARES

     The Board of Directors has fixed May 30, 2003 as the record date (the "Record Date") for determining holders of our Common Stock, no par value per share, who are entitled to vote at the meeting. As of the Record Date, we had 10,380,169 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock entitles the record holder to one vote on each matter to be voted upon at the meeting. A majority of the shares of Common Stock issued and outstanding and entitled to vote at the meeting will constitute a quorum at the meeting. Votes withheld, abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting.

     When the proxy is properly executed, dated and returned, the shares it represents will be voted in accordance with any directions noted on it. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Election, in conjunction with information received from our transfer agent. The Inspector of Election will also determine whether or not a quorum is present.

     Directors are elected by a plurality of the votes cast in the election. In electing directors, each stockholder has cumulative voting rights and is entitled to cast a number of votes equal to the number of shares held multiplied by the number of directors to be elected. The stockholder may cast these votes all for a single candidate or may distribute the votes among some or all of the candidates. No stockholder will be entitled to cumulate votes for a candidate, however, unless that candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the Annual Meeting prior to the voting of an intention to cumulate votes. Because all stockholders may cumulate their votes for candidates in nomination if any one stockholder has given such notice, the proxy holder may allocate the votes represented by proxies among the Board of Directors' nominees in the proxy holder's sole discretion. Pursuant to California law, abstentions and negative votes will have no legal effect, but will be counted as present for purposes of determining the existence of a quorum. IF NO SPECIFICATION IS INDICATED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR-NOMINEES NAMED ON THE PROXY. PROXIES CANNOT BE VOTED FOR A GREATER NUMBER OF PERSONS THAN THE NUMBER OF NOMINEES NAMED.

     The affirmative vote of the holders of a majority of the shares of Common Stock present at the meeting in person or by proxy is required to approve all other proposals brought before the meeting. Shares which abstain from voting as to these matters, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to these matters ("broker non-votes"), will not be counted as votes in favor of such matters. For purposes of determining whether the affirmative vote of a majority of the shares present at the meeting and entitled to vote on a proposal has been obtained, abstentions and broker non-votes will be included in the number of shares present and entitled to vote.

SOLICITATION

     The cost of solicitation of proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. We will reimburse brokerage firms and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation materials to the owners. In addition to original solicitation of proxies by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

                              OVERVIEW OF PROPOSALS

     This Proxy Statement includes two proposals requiring stockholder action. The proposals relate to:

     o    the election of four directors, and

     o the ratification of Farber & Hass LLP as our auditors for the fiscal year ending December 31, 2003.

The proposals are discussed in more detail below.

                                    PROPOSALS

PROPOSAL #1 - ELECTION OF DIRECTORS

     Four directors are to be elected to our Board of Directors at the Annual Meeting. The directors will hold office for a term of one-year term. The Board of Directors has nominated Mr. Lee Kasper, Mr. Joseph Giarmo, Mr. Yegia Eli Aramyan and Mr. Jay S. Hergott. We expect that these nominees will be available for election, but if they are not, your proxy will be voted for the election of other nominees to be designated by the Board of Directors to fill any such vacancies.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES.

PROPOSAL #2 - RATIFICATION OF FARBER & HASS LLP AS OUR INDEPENDENT AUDITORS FOR
              2003

     The Board of Directors requests that the stockholders ratify its selection of Farber & Hass LLP as our independent auditors for the current fiscal year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF FARBER & HASS LLP AS OUR INDEPENDENT AUDITORS FOR 2003.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Other than Lee Kasper, our Chief Executive Officer and President, as of May 30, 2003 there were no individuals that owned more than 5% of our Common Stock. Mr. Kasper's stockholdings are set forth below.

         The following table sets forth, as of May 30, 2003, information with respect to the shares of Common Stock beneficially owned by (i) each director and director nominee; (ii) each person (other than a person who is also a director and/or a director nominee) who is an executive officer named in the Summary Compensation Table below; and (iii) all executive officers and directors as a group. The term "executive officer" is defined as the Chief Executive Officer/President, Vice-President or any other person who performs similar policy making functions for the Company.


                                                                                 AMOUNT AND NATURE OF
                                                                                     BENEFICIAL          PERCENT OF
TITLE OF CLASS                                   NAME(1)                           OWNERSHIP(2)(3)          CLASS
--------------           ----------------------------------------------------    --------------------    -----------

Common Stock             Lee Kasper, Executive Officer and Director(4)          8,765,000                  75.69%
                                                                                Shares/Direct
                                                                                Ownership
Common Stock             Joseph Giarmo, Executive Officer and Director(5)       845,250 Shares/Direct      8.03%
                                                                                Ownership
Common Stock             Yegia Eli Aramyan(6)                                   146,667 Shares/Direct      1.39%
                                                                                Ownership
Common Stock             Jay S. Hergott (7)                                     25,000 Shares/Direct         *
                                                                                Ownership

All Current Directors
and Executive Officers
as a Group                                                                      9,781,917                  85.11%


*        Less than 1%.

(1) The business address of each person named is c/o NuTech Digital, Inc., 7900 Gloria Avenue, Van Nuys, CA 91406.

(2) Based on 10,380,169 shares of Common Stock outstanding on the transfer records as of May 30, 2003.

(3) Calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d)(1), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. The Company believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.

(4) Includes 500,000 shares issuable upon exercise of an option granted to Mr. Kasper on April 15, 2002 for the purchase of 500,000 shares of Common Stock and 700,000 shares issuable upon exercise of an option for the purchase of 700,000 shares of Common Stock granted to Mr. Kasper on May 30, 2003. As of May 30, 2003, Mr. Kasper was entitled to purchase 1,200,000 shares.

(5) Includes 300,000 shares issuable upon exercise of an option granted to Mr. Giarmo on April 15, 2002 for the purchase of 300,000 shares of Common Stock and 150,000 shares issuable upon exercise of an option for the purchase of 300,000 shares of Common Stock granted to Mr. Giarmo on May 30, 2003. As of May 30, 2003, Mr. Giarmo was entitled to purchase 450,000 shares.

(6) Includes 46,667 shares issuable upon exercise of an option granted to Mr. Aramyan on April 15, 2002 for the purchase of 75,000 shares of Common Stock and 100,000 shares issuable upon exercise of an option for the purchase of 100,000 shares of Common Stock granted to Mr. Aramyan on May 30, 2003. As of May 30, 2003, Mr. Aramyan was entitled to purchase 146,667 shares.

(7) Includes 25,000 shares issuable upon exercise of an option granted to Mr. Hergott on May 30, 2003 for the purchase of 25,000 shares of Common Stock. As of May 30, 2003, Mr. Hergott was entitled to purchase 25,000 shares.

                    IDENTIFICATION OF THE BOARD OF DIRECTORS

         Our Bylaws permit the Board of Directors to fix the number of its members so long as there are no less than three directors and no more than five directors. At present, the Board of Directors consists of four members. Information regarding the business experience of each nominee and director is provided below. There are no family relationships among our executive officers and directors. Our directors serve until the next annual meeting of our stockholders. Our Board of Directors does not have an audit committee, a nominating committee or a compensation committee or committees performing similar functions.

LEE KASPER, DIRECTOR NOMINEE
         Director since June 1997
         Age 56

         Mr. Kasper began his career in the entertainment industry in 1982 by co-founding Image Entertainment, a publicly traded company. Image Entertainment distributes video programming on laserdisc and DVD. During his years with Image Entertainment, Mr. Kasper was a director as well as the Executive Vice President. He was responsible for business development as well as for licensing, manufacturing, and product fulfillment. His major accomplishments while he was at Image Entertainment included building a team of international manufacturers, acting as primary negotiator of licensing agreements with over one hundred studios, developing sales relationships with major retailers and raising over $6,000,000 from Mitsubishi and Mitsui. When Mr. Kasper left Image Entertainment in 1993, its annual sales had grown to $60,000,000. Mr. Kasper left Image Entertainment to found NuTech Entertainment, Inc., a producer of karaoke music software, which is now included in the Company's operations. In 1997 Mr. Kasper formed the Company for the purpose of licensing, manufacturing and distributing DVD products worldwide. Mr. Kasper has been a director since June 1997.

JOSEPH GIARMO, DIRECTOR NOMINEE
         Director since May 2001
         Age 34

         Mr. Giarmo joined us as Vice President on December 1, 1998. Since that time, he has developed numerous DVD product lines, award nominated productions and e-commerce Web sites. Mr. Giarmo is in charge of production of our products, and has been personally responsible for the production of our anime products. We received the AVN 2002 Award for best DVD menus primarily as a result of Mr. Giarmo's efforts. Prior to joining NuTech, Mr. Giarmo was employed by Metro Global Media, Inc. ("Metro"). Mr. Giarmo joined Metro in September 1995 as a CD-Rom Specialist, creating interactive games and developing products based on Mac/PC formats. In 1996 Mr. Giarmo was promoted to Managing Director after launching and marketing various award winning product lines. In 1997 Mr. Giarmo was promoted to Vice President, Product Development. During his last year with Metro, Mr.

Giarmo created the first true perspective multi-angle DVD. From 1988 until he joined Metro, Mr. Giarmo was employed by the company he founded, Compu-Doc, a computer service company that provided services primarily to military and educational facilities. Working closely with state educational facilities, Compu-Doc became a licensed authorized service center for IBM, HP, Digital and Zenith data systems, among others. After becoming one of the largest service centers for Zenith data systems, and earning Factory Service Status, Compu-Doc eventually became the sole provider of all service for the tri-state military installations. Compu-Doc opened a retail division in 1992, the focus of which was custom-built, high performance computer systems. Mr. Giarmo has been a director of NuTech since May 2001.

YEGIA ELI ARAMYAN, DIRECTOR NOMINEE
         Director since June 2002
         Age 49

         Mr. Aramyan joined NuTech in 2001 as an accountant, responsible for maintaining our general ledger, preparing financial statements, undertaking internal auditing and working with our independent auditors on our financial statement preparation. Prior to joining NuTech, Mr. Aramyan worked for 20 years as Group Controller and Accounting Manager for various companies in an investment group, including Morfi International and Sobleski USA. His responsibilities included budgeting, control, tax, audit, consolidations and general ledger and supporting work. On a consulting basis, Mr. Aramyan has worked for a number of high technology firms, performing accounting and implementing information systems. Mr. Aramyan earned his Bachelor of Arts and Masters of Arts degrees in Economics and Finance from the University of Armenia. Mr. Aramyan became a director in June 2002.

JAY S. HERGOTT, DIRECTOR NOMINEE
         Director since March 2003
         Age 56

     Mr. Hergott was appointed to the Company's Board of Directors in March 2003. Mr. Hergott is a practicing attorney and has been a member of the Illinois Bar Association since 1973 and a member of the California Bar Association since 1976. In 1988 he founded, and is the President of, Castlewood Development Company, a real estate development and residential construction firm which is located in Northbrook, Illinois. From 1977 to 1981 Mr. Hergott was a member of the Midwest Stock Exchange and since 1976 he has been a member of the Chicago Board Options Exchange. Mr. Hergott received his B.A. degree in Government from Southern Illinois University in 1969 and his Juris Doctor from the Illinois Institute of Technology in 1972.

                            COMPENSATION OF DIRECTORS

     Our bylaws permit us to compensate our directors upon resolution by the Board of Directors. The Board of Directors has agreed to pay to Mr. Jay S. Hergott, for his services as a director, the sum of $5,000 per year and has granted to Mr. Hergott an option to purchase 25,000 shares of our Common
Stock at a price of $0.16 per share, the fair market value of the Common Stock on the date of the grant. During the fiscal year ended December 31, 2002, the

Company paid Mr. Hergott the sum of $4,200 for consulting services. Our remaining three directors have not received compensation for their services as directors.

                       MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors took action 11 times by written consent during the 2002 fiscal year. There were no formally called meetings of the Board of Directors during the 2002 fiscal year.

                  COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT

            Section 16(a) of the Securities Exchange Act requires our directors, executive officers and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership of our Common Stock with the Securities and Exchange Commission. Directors, executive officers and persons who own more than 10% of our Common Stock are required by Securities and Exchange Commission regulations to furnish to us copies of all Section 16(a) forms they file.

            To our knowledge, based solely upon review of the copies of such reports received or written representations from the reporting persons, we believe that during our 2002 fiscal year our directors, executive officers and persons who own more than 10% of our Common Stock complied with all Section 16(a) filing requirements with the exception of the following: Form 3s for Lee Kasper, Joseph Giarmo and Yegia Eli Aramyan were filed in February 2003 rather than in October 2002.

                      IDENTIFICATION OF EXECUTIVE OFFICERS

LEE KASPER, PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

         See discussion of business experience above.

JOSEPH GIARMO, VICE PRESIDENT AND SECRETARY

         See discussion of business experience above.

                              SUMMARY COMPENSATION

         During the 2002 fiscal year, Mr. Lee Kasper, our Chief Executive Officer and President, and Mr. Joseph Giarmo, our Vice President, were the only executive officers receiving compensation of at least $100,000 per year. The following table sets forth information as to the compensation paid or accrued to Mr. Kasper and Mr. Giarmo for the three years ended December 31, 2002, December 31, 2001 and December 31, 2000:
                                       7

                           SUMMARY COMPENSATION TABLE

                                                                       LONG TERM COMPENSATION
                                                                       ----------------------
                                 ANNUAL COMPENSATION                    AWARDS                              PAYOUTS
                                 ----------------------------------------------------------------------------------
                                                             Other    Restricted
                                                             Annual   Stock      Securities               All Other
                                                             Compen    Awards     Underlying     LTIP      Compen-
  Name and Principal                Salary                  -sation               Options/      Payout     sation
      Position            Year        ($)           ($)       ($)       ($)        SARs(1)       ($)         ($)
 --------------------     ----     ----------      -----     -------   --------   ---------    ------   -----------
Lee Kasper,               2002     $369,231         ---       ---        ---         ---        ---      $39,600(2)
Director, CEO,            2001     $542,673(1)      ---       ---        ---         ---        ---      $39,600(2)
President, CFO            2000     $222,389(1)      ---       ---        ---         ---        ---      $15,048(2)

Joseph Giarmo,            2002     $159,228(3)      ---       ---        ---         ---        ---         ---
Director                  2001      $131,553        ---       ---        ---         ---        ---         ---
Vice President            2000      $135,872        ---       ---        ---         ---        ---         ---
Secretary

(1) Of the amount shown as compensation paid to Mr. Kasper in 2001, $362,673 was paid to him as a dividend and $180,000 was paid as salary. The amount shown as compensation paid to Mr. Kasper in 2000 was paid as a dividend.

(2) These amounts represent expenses paid in connection with Mr. Kasper's automobile.

(3) This amount includes payments made to Mr. Giarmo pursuant to a joint venture agreement he entered into with the Company whereby he advanced funds in the amount of $60,000 for the acquisition of licensing rights to certain anime products. Mr. Giarmo is repaid at the rate of $0.25 for each unit of the product sold. This agreement will terminate once Mr. Giarmo is paid a total of $120,000.

     We do not have a long term incentive plan or arrangement of compensation with any individual in the group of officers and directors.

EMPLOYMENT AGREEMENTS

         We have no employment agreements with our named executive officers, who provide services to us on an at-will basis. Absent employment agreements, officers hold their positions at the pleasure of the Board of Directors.

EQUITY INCENTIVE PLAN

     Our Board of Directors and our stockholders have approved the NuTech Digital, Inc. 2001 Equity Incentive Plan which permits us to grant, for a ten year period, awards of stock, stock purchase rights and stock options. We have currently reserved 3,500,000 shares of our common stock for issuance to our directors, employees and consultants under the Plan. In January of each year we are permitted to increase the number of shares of common stock reserved for awards to an amount that does not exceed 30% of all of our issued and outstanding shares. The Plan is administered by the Board of Directors. As the administrator of the Plan, the Board of Directors has the authority and discretion, subject to the provisions of the Plan, to select persons to whom stock purchase rights or options will be granted, to designate the number of shares to be covered by each option or stock purchase right, to specify the type of consideration to be paid, and to establish all other terms and conditions of each option or stock purchase right. Options granted under the Plan will not have a term that exceeds ten years from date of grant.

         The following tables set forth certain information concerning the granting and exercise of incentive stock options during the last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options on an aggregated basis:


-----------------------------------------------------------------------------------------------------------------
                                            Option/SAR Grants for Last
                                         Fiscal Year-Individual Grants(1)
-----------------------------------------------------------------------------------------------------------------
                                Number of            % of Total
                               Securities       Options/SARs Granted
                               Underlying          to Employees in
                              Options/SARs           Fiscal Year       Exercise Price ($/sh)
Name                           Granted (#)                                                       Expiration Date
-----------------------------------------------------------------------------------------------------------------
Lee Kasper                       500,000               29.33%               $1.65/share          April 15, 2007

Joseph Giarmo                    300,000               17.60%               $1.50/share          April 15, 2012

Yegia Eli Aramyan                70,000                 4.11%               $1.50/share           April 15,2012
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                Aggregated Option/SAR Exercises in Last Fiscal Year
                                          And FY-End Option/SAR Values(1)
-----------------------------------------------------------------------------------------------------------------
                                                                                                    Value of
                                                                             Number of             Unexercised
                                                                            Unexercised           In-the-Money
                                                                           Options/SARs            Options/SARs
                                                                            at FY-End (#)        at FY-End ($)(2)

                             Shares Acquired      Value Realized(1)       Unexercisable/         Unexercisable/
Name                         on Exercise (#)             ($)                Exercisable            Exercisable
-----------------------------------------------------------------------------------------------------------------
Lee Kasper                         -0-                   -0-                 500,000/0                $0/$0

Joseph Giarmo                      -0-                   -0-                 300,000/0                $0/$0

Yegia Eli Aramyan                  -0-                   -0-               46,666/23,334              $0/$0
-------------------------- -------------------- ---------------------- ---------------------- ----------------------


(1) Value realized is determined by calculating the difference between the aggregate exercise price of the options and the aggregate fair market value of the common stock on the date the options are exercised.

(2) The value of unexercised options is determined by calculating the difference between the fair market value of the securities underlying the options at fiscal year end and the exercise price of the options.

                                       9
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                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From time-to-time we enter into arrangements with or borrow money from persons who are executive officers, directors and/or beneficial holders of 5% or more of our common stock, or their affiliates. Descriptions of these transactions are set forth below.

     In March 2001, we entered into an arrangement with our Vice-President, Mr. Joseph Giarmo, whereby Mr. Giarmo advanced funds in the amount of $60,000 for the acquisition of licensing rights to certain films. Mr. Giarmo receives $0.25 for each VHS or DVD unit of the films that are sold. Our obligation under this agreement will terminate once we have paid to Mr. Giarmo a total of $120,000. To date, Mr. Giarmo has been paid $10,000 in accordance with this arrangement.

     In May 2001, we obtained a loan from Brandon Kasper in the amount of $7,418, which accrues interest at the rate of 7% and is due to be paid on demand. Brandon Kasper is Mr. Lee Kasper's son.

     In May 2001, we obtained a loan from Ryan Kasper in the amount of $7,467, which accrues interest at the rate of 7% and is due to be paid on demand. Ryan Kasper is Mr. Lee Kasper's son.

     In May 2001, we obtained a loan from Jordan Kasper in the amount of $3,555, which accrues interest at the rate of 7% and is due to be paid on demand. Jordan Kasper is Mr. Lee Kasper's son.

     In October 2000, we received an unsecured loan in the amount of $100,000 from Mrs. Elynor Kasper, Mr. Lee Kasper's mother. Simple interest accrues on this loan at the rate of 10% per year. The unpaid principal balance of this loan is $60,000. We are current on all interest payments. This loan is payable on demand. To date, no demand for payment has been made.

     In July 2000 our President and Chief Executive Officer, Mr. Lee Kasper, provided both his personal residence and his personal guaranty as security for a loan in the amount of $900,000 that we borrowed through the Small Business Administration. Interest is adjusted at least once per year. The interest rate is 2% above the prime rate. The loan has a 10-year term. We make monthly payments of principal and interest in the amount of $12,398.

     In March 2002, Mr. Kasper also agreed to personally guarantee our bank line of credit in the amount of $650,000. We breached certain covenants of the loan agreement and our lender, U.S. Bank, N.A. wanted us to repay the loan. On November 7, 2002, U.S. Bank, N.A. agreed to make a loan in the amount of $640,000 to Mr. Lee Kasper, who used the proceeds to pay-off our line of credit. The loan to Mr. Kasper requires 30 monthly payments of $21,000 plus interest at 3% over prime. We pledged all of our assets as collateral for repayment of the loan and we have guaranteed repayment of the loan.


                                       10
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     In February 2003, Mr. Kasper received a personal loan of $500,000. The interest rate of the loan is 3% and the term is 36 months. Mr. Kasper loaned these funds to us on terms identical to the terms he received.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Moffitt & Company, P.C., the independent accountants whom we had engaged as the principal accountants to audit our consolidated financial statements for the periods ended December 31, 2001 and December 31, 2000, resigned effective October 11, 2002. On November 11, 2002, we engaged Farber & Hass LLP as our new principal independent accountants to audit our consolidated financial statements for the year ending December 31, 2002.

     The report of Moffitt & Company, P.C. on our financial statements as of and for the years ended December 31, 2000 and December 31, 2001 did not contain an adverse opinion, or a disclaimer of opinion. During the one-year period ended December 31, 2001, and the interim period from January 1, 2002 through the date of resignation by Moffitt & Company, P.C., we did not have any disagreements with Moffitt & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moffitt & Company, P.C., would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

     Prior to engaging Farber & Hass LLP, we did not consult Farber & Hass LLP regarding the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

     Representatives of Farber & Hass LLP, independent public auditors for the Company for the 2002 fiscal year, will be present at the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

     The following table sets forth fees billed to us by our auditors during the fiscal years ended December 31, 2001 and December 31, 2002 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services by our auditor and former auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and
(iv) all other fees for services rendered.

                                       11

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                                  December 31, 2002     December 31, 2001
                                 -----------------     -----------------

(i)         Audit Fees               $ 31,288              $ 30,000
(ii)        Audit Related Fees       $  3,175              $ 10,700
(iii)       Tax Fees                 $      0              $      0
(iv)        All Other Fees           $      0              $      0

                  STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         To be considered for inclusion in next year's Proxy Statement, stockholder proposals must be received at our principal executive offices no later than the close of business on December 1, 2003.

         Notice of intention to present a proposal at the 2003 Annual Meeting should be addressed to Corporate Secretary, NuTech Digital, Inc., 7900 Gloria Avenue, Van Nuys, California 91406. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Any stockholder proposal for next year's Annual Meeting submitted after December 1, 2003 will not be considered filed on a timely basis. For proposals that are not timely filed, the Company retains discretion to vote proxies it receives. For proposals that are timely filed, the Company retains discretion to vote proxies it receives, provided that (i) the Company includes in its Proxy Statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (ii) the proponent does not issue a Proxy Statement.

                          TRANSACTION OF OTHER BUSINESS

         Management does not know of any matters to be brought before the meeting other than those referred to in this Proxy Statement. If any matters which are not specifically set forth in the form of proxy and this Proxy Statement properly come before the meeting, the persons designated as proxies will vote thereon in accordance with their best judgment.

                                       12
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                              NUTECH DIGITAL, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING ON JULY 11, 2003

     This proxy will be voted as specified by the stockholder. If no specification is made, all shares will be voted "FOR" the approval of the two proposals set forth in the proxy statement.

     The stockholder(s) represented herein appoint(s) Lee Kasper and/or Joseph Giarmo proxy with the power of substitution to vote all shares of Common Stock entitled to be voted by said stockholder(s) at the Annual Meeting of the Stockholders of NuTech Digital, Inc. to be held at the Company's offices located at 7900 Gloria Avenue, Van Nuys, California 91406, on July 11, 2003 at 11:00 a.m., and in any adjournment or postponement thereof as specified in this proxy.

PROPOSAL #1-ELECTION OF DIRECTORS

Lee Kasper                 FOR     [_]       AGAINST    [_]      ABSTAIN    [_]

Joseph Giarmo              FOR     [_]       AGAINST    [_]      ABSTAIN    [_]

Yegia Eli Aramyan          FOR     [_]       AGAINST    [_]      ABSTAIN    [_]

Jay S. Hergott             FOR     [_]       AGAINST    [_]      ABSTAIN    [_]

PROPOSAL #2-RATIFICATION OF FARBER & HASS LLP AS OUR INDEPENDENT AUDITORS FOR
2003

                           FOR     [_]       AGAINST    [_]      ABSTAIN    [_]

       PLEASE MARK, DATE AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

IN THEIR DISCRETION, PROXIES ARE ENTITLED TO VOTE UPON SUCH OTHER MATTERS AS MAY
         PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.


Signature_______________________ Date_______



Signature_______________________ Date_______

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